Cautionary Statements

Cautionary Statements

Statements made which are not historical facts, such as anticipated payments, litigation outcome, production, sales of assets, exploration results and plans, prospects and opportunities including reserves, resources, and mineralization, costs, and prices or sales performance are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may", "will", "should", "expects", "intends", "projects", "believes", "estimates", "targets", "anticipates" and similar expressions are used to identify these forward-looking statements. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those projected, anticipated, expected or implied. These risks and uncertainties include, but are not limited to, metals price volatility, volatility of metals production and costs, environmental and litigation risks, operating risks, project development risks, political and regulatory risks, labor issues, ability to raise financing and exploration risks and results. Refer to the company's Form 10-K and 10-Q reports for a more detailed discussion of factors that may impact expected future results. The company undertakes no obligation and has no intention of updating forward-looking statements other than as may be required by law.

Cautionary Statements to Investors on Reserves and Resources

The United States Securities and Exchange Commission permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can economically and legally extract or produce. We use certain terms on this release, such as "resource," "other resources," and "mineralized materials" that the SEC guidelines strictly prohibit us from including in our filings with the SEC. U.S. investors are urged to consider closely the disclosure in our Form 10-K and Form 10-Q. You can review and obtain copies of these filings from the SEC's website at www.sec.gov.

Cautionary Note Regarding Non-GAAP measures

Total cash cost per ounce of silver and earnings before adjustments represent non-U.S. Generally Accepted Accounting Principles (GAAP) measurements. A reconciliation of total cash cost to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Overview

Largest silver producer in the U.S. with 2012 silver production expected to be 7 million ounces

6th consecutive year of reserves and resources growth

≈ 50% silver production growth anticipated over the next 5 years

New common stock dividend

Mining for more than 120 years

Operations located in a stable political environment (U.S.)

"GO TO" SILVER PRODUCER







Capital Structure & Financial Position

Share Price	$5.43[1]
Market Capitalization	$1.5 B
Shares Outstanding	285 mm[1]
Analyst Coverage	7
3-month Weighted Average Daily Volume	7.3 mm[1]
Cash & Cash Equivalents	$267 mm[2]
Revolving Credit Agreement (Undrawn)	$100 mm
Debt	None
Total Liquidity	$367 mm
Dividend (declared 02/17/12)	$3.6 mm ($0.0125 per common share)
Base Metal Hedging	35-50% hedged >$1/lb over next 24 months

1. As of February 22, 2012
2. As of December 31, 2011



2011 - Highlights

	Q4 2011	Q4 2010	Full Year 2011	Full Year 2010
SILVER PRODUCTION (mm oz)	**2.5**	2.7	**9.5**	10.6
TOTAL CASH COST ($/oz)[1,2]	**2.28**	(0.14)	**1.15**	(1.46)
REVENUES ($ mm)	**102.9**	134.5	**477.6**	418.8
EARNINGS Basic Earnings per Share ($)	**0.07**	(0.05)	**0.54**	0.14
CASH FLOW from Operating Activities ($ mm)	**(118.0)**[3]	82.5	**69.9**	197.8

1. Total cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation off total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
2. By-product prices – Q4/11: $1,685 Au, $0.90 Pb, $0.86 Zn; Q4/10: $1,367 Au, $1.08 Pb, $1.05 Zn; Twelve Months Ended 12/31/11: $1,569 Au, $1.09 Pb, $1.00 Zn; Twelve Months Ended 12/31/10: $1,225 Au, $0.97 Pb, $0.98 Zn.
3. Operating cash flow for Q4/2011 was negative $118 mm because of environmental settlement payment of $168 million.

Reserve and Resource Growth

High conversion rate from resources to reserves at operations[1]


Silver Ounces - Hecla Reserve History
Silver Ounces
Silver Grade
Millions
Silver Ounces
Silver Grade (opt)
Year-end
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011


Silver Ounces - Hecla Resource History
Silver Ounces
Silver Grade
Millions
Silver Ounces
Silver Grade (opt)
Year-end
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

1. Hecla has increased its reserves and resources for six consecutive years, setting a new record for both categories in 2011.

Hecla Properties

- Two strong and long-lived mines in the U.S.
  - Greens Creek Mine, Alaska, operating since 1989
  - Lucky Friday Mine, Idaho, operating since 1942
- Pre-development and exploration projects in U.S. & Mexico






Greens Creek
Admiralty Island, Alaska
operating property
Corporate Office
Vancouver, BC
Corporate Office
Coeur d'Alene, Idaho
Silver Valley
Wallace, Idaho
exploration project
Lucky Friday
Mullan, Idaho
operating property
San Juan Silver
Creede, Colorado
exploration project
San Sebastian
Durango, Mexico
exploration project

Greens Creek (Alaska)

- Mine production startup - 1989
- One of the world's largest high-grade and low-cost silver mines
- More than 200 mm ounces of silver produced to date
- Very large and under-explored 27-square-mile land position
- 30-mile strike length identified and projected mine contact on surface
- ≈ 7 mm ounces of annual production
- 98 mm ounces of silver reserves
- Expected life of mine exceeds 10 years


N
Auke Bay Dock
Ferry Route
Juneau
Douglas Island
Mansfield Peninsula
Stephens Passage
Young Bay Dock
Hawk Inlet
Shipping / Floatplane Dock
Greens Creek Mine
Hawk Inlet
Mine Road
Chatham Straight
Admiralty Island
2011 Surface Exploration Plan
Unpatented Federal Lode Claims
North Young Claims
Land Exchange
Mine Area
Mine Horizon
Exploration Targets
Young Bay Dock
Federal Claims
Hawk Inlet
East Ridge
Land Exchange
Mine Horizon
West Bruin
NE Contact at Cub Creek
NE Contact at Portal Area
Mine Area
East Ore Contact
West Gallagher

Greens Creek (Alaska)

Underground Exploration Targets


Looking NE
Gallagher
Northeast Contact intersection
200 South Resource extensions

Greens Creek (Alaska)

Investing in our Properties to Expand Mine Life

- Expected 2012 capital expenditures ~$90 mm - the most significant projects include:
  - ~$18 mm 200 South development
  - ~$14 mm Mining fleet additions and replacement
  - ~$10 mm Stage 3 tailings facility
  - ~$6 mm East Ore access and ventilation rehabilitation
  - ~$5 mm Definition drilling
  - ~$5 mm Camp expansion







Lucky Friday & Silver Valley (Idaho)

- Mine production startup - 1942
- More than 145 mm ounces of silver produced to date
- Largest reserve and resource in history of mine - exploration has doubled silver reserves since 2007 to 49.3 mm ounces
- 25-square-mile land package with over 100 workings and 8 major historical mines
- Historical annual production of ≈ 3 mm ounces growing to 5 mm ounces by 2017
- Increased grade and thickness at depth
- 2012 operations on hold for Silver Shaft clean-up and mine upgrades


Spokane
Coeur d'Alene
Mullen
Lucky Friday Mine
Shoshone County
N
Washington
Oregon
Montana
Idaho
Wyoming



Lucky Friday & Silver Valley (Idaho)

2012 Work Plan

- Driving a new drift to maintain pumps - accessible from the #2 Shaft
- Remove loose cementitious material and unused utilities from the Silver Shaft
- Construct a water ring to prevent ice from forming in the winter
- Install a metal brattice which should improve safety & functionality of Silver Shaft
- 5900 haulage way bypass construction
- Other surface and underground capital programs
- 2012 capital program ~ $50 mm
- Production is expected to resume early 2013







Low Cash Costs


$/oz
$40
$35
$30
$25
$20
$15
$10
$5
$0
($5)
$35.30
$22.70
$13.78
$14.40
$15.63
$12.10
$34.15
$24.16
$16.59
$10.20
$13.72
$11.86
$0.24
($2.81)
$4.20
$1.91
($1.46)
$1.15
2006
2007
2008
2009
2010
2011
Cash Cost Per Ounce[1]
Cash Margin
Realized Silver Price[2]

1. Total cash cost per ounce of silver represents non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.
2. The realized silver price is calculated by dividing gross revenues by the payable quantities included in the concentrate and doré sold during the period.

Cash Flow Generation

Cash Provided by Operating Activities

(millions)


$65.0
$11.0
$119.2
$197.8
$237.9[1]
$69.9
2007
2008
2009
2010
2011
Actual
Pro-forma

1. Operating cash flow for 2011 was $69.9 million after environmental settlement payment of $168 million in the fourth quarter.

Strong Balance Sheet

Financial Strength to Fund 2012 Capital Programs


$284
$322
$377
$414[1]
$267[1]
Q4/10
Q1/11
Q2/11
Q3/11
Q4/11
Cash & Cash Equivalents (millions)

1. After environmental settlement payment of $168 million in the fourth quarter 2011.



Fourth quarter dividend of $0.0125 per share

- Silver-linked dividend policy in Q3/11
- Minimum annual dividend of $0.01 per share paid quarterly



Annual Dividend Per Share ($)
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$31.61 in Q4/11 $0.01 dividend per share
$37.02 avg. in Q3/11 - $0.02 dividend per share
$30.00
$35.00
$40.00
$45.00
$50.00
$55.00
$60.00
Average Realized Silver Price

Notes:
1. Based on a quarter-penny per share minimum quarterly dividend, and a penny per share based on an average realized silver price of $31.61 per ounce.
2. The declaration and payment of dividends remains at the sole discretion of the Board of Directors and will depend on Hecla's financial results, cash requirements, future prospects and other factors deemed relevant by the Board. Investors are cautioned that this new policy is not a guarantee that a dividend will be declared or paid in any particular period in the future.
3. Realized prices are calculated by dividing gross revenues for each metal by the payable quantities of each metal included in the concentrate and doré sold during the period.

Organic Growth - Key Milestones

4 Key Growth Initiatives

Properties/Activities	2011	2012	2013	2014	2015
LUCKY FRIDAY #4 SHAFT (MULLAN, ID)					
☑ Board Approval	Q3/11				
☑ Pre-sink & Set up	Q4/11				
☐ Shaft Sinking					Q4/15
STAR (SILVER VALLEY, ID)					
☑ Star 2000 Rehabilitation	Q3/11				
☑ Initiate Underground Drilling	Q4/11				
☑ Additional Noonday Resource	Q4/11				
☐ Preliminary Economic Assessment		Q1/12			
☐ Dewatering Study		Q3/12			
SAN JUAN SILVER (CREEDE, CO)					
☑ Equity Ramp Rehabilitation	Q4/11				
☑ Initiate Equity Drilling	Q4/11				
☐ Study to evaluate re-opening the Bulldog mine		Q4/12			
SAN SEBASTIAN (MX)					
☑ New Andrea Vein Resource	Q4/11				
☐ Scoping Study		Q3/12			

Organic Growth - Star Pre-development

- Hecla has re-opened the Star for definition & exploration drilling
- Portal rehabilitation and ventilation adit have been successfully completed
- A Preliminary Economic Assessment (PEA) of the "Upper Country" Star mine complex is expected to be complete in Q1/12
- A mine dewatering study is also underway and is expected to be complete in Q3/12

Longitudinal Section Looking North


Star/Morning
Noonday Resource
Gold Hunter
Silver Shaft
2000 L
Water level
2500 L
7300 L
3000'
4900 L
5900 L
8100 L
Lucky Friday
Resource outlines (colored blocks)
Stopes
1 Mile
Lucky Friday Expansion

Organic Growth - Star Pre-development

Noonday - Silver and Lead-Rich Mineralization Open to the East



Star Phoenix Ramp
700 Lv.
850 Lv.
5 Shaft
Ore Pass
4 Shaft
2000 Lv.
Stoped
500'
*NSR x THK
>1200
900-1199
600-899
300-599
0-299
1100 Lv.
1450 Lv.
1700 – Morn. #5
Channel Sample
DDH Pierce Point
Stoped Area
2010 Resource Boundary
*NSR Calculated Using Prices:
Ag $20.00 (oz/ton), Pb $0.85 (lb), Zn $0.85 (lb)

Organic Growth - San Juan Silver

- Historic Bulldog mine produced 25 mm ounces of silver before closing in 1985
- Acquired 100% interest in defined mineralization of San Juan Silver property
- Silver resources of 37.1 mm ounces
- 2011 Activities:
  - Completed conceptual study & water management ponds
  - Equity ramp rehabilitation near completion
- 2012 Activities:
  - Bulldog decline portal construction underway
  - A conceptual study to evaluate the re-opening of Bulldog mine has commenced and is expected to be complete Q4/12
  - Year-round underground drilling at the Equity


Equity
Amethyst
Bulldog
N
0
4200
8400
FEET
Regional Veins
Rio Grande Silver Claims
San Juan JV Claims

Organic Growth - San Juan Silver

Equity Development Ramp with Current and Planned Drilling


Historic 108 Stope
Equity Portal
EQU1252
EQU1147
EQU1148
EQU1146
EQU1249
EQU1250
EQU1251
View looking Northeast

Recent drilling has defined high-grade, gold/silver-bearing veins


2012
Underground Drilling
Drill Trace of WE 1031
Equity Portal
Equity Mine Ramp
Decline Ramp
Drifts
Ventilation Shaft
Planned Drill Hole
Amethyst Vein
Equity Vein
0.31 opt Au, 31 opt Ag over 2.5 ft;
0.18 opt Au, 13 opt Ag over 7.0 ft
Trace of Equity Vein
EAST
View looking East

Equity vein may represent a mineralized structure with more than 1,400 feet of vertical continuity and considerable strike length

Organic Growth - San Sebastian, Mexico

Andrea Vein - Potential New Silver and Gold-Rich Resource in 2012


SEPT 2010
JUNE 2011
FEB 2012
2100
2000
1900
1800
1700
1600
1500
1400
NW 35° SE
Looking NE
Don Sergio
Mine Workings
(Projected to Section)
DRILL PIERCE POINTS
Programmed
In Progress or
Assays Pending
Completed
No Vein,
Faulted Out
UNDILUTED
AU_EQ(g/t)_X_HOR_WIDTH(m)
0
1
2
4
6
10
20
SCALE
meters



Organic Growth - Key Milestones

4 Key Growth Initiatives

Properties/Activities	2011	2012	2013	2014	2015
LUCKY FRIDAY #4 SHAFT (MULLAN, ID)					
☑ Board Approval	Q3/11				
☑ Pre-sink & Set up	Q4/11				
☐ Shaft Sinking					Q4/15
STAR (SILVER VALLEY, ID)					
☑ Star 2000 Rehabilitation	Q3/11				
☑ Initiate Underground Drilling	Q4/11				
☑ Additional Noonday Resource	Q4/11				
☐ Preliminary Economic Assessment		Q1/12			
☐ Dewatering Study		Q3/12			
SAN JUAN SILVER (CREEDE, CO)					
☑ Equity Ramp Rehabilitation	Q4/11				
☑ Initiate Equity Drilling	Q4/11				
☐ Study to evaluate re-opening the Bulldog mine		Q4/12			
SAN SEBASTIAN (MX)					
☑ New Andrea Vein Resource	Q4/11				
☐ Scoping Study		Q3/12			

Growth Opportunities

Silver Production


Historical
Forecasted
Change in production due to lower grade in mine plan sequence
50% production increase expected from 2013 - 2017
Silver - mm oz
15
14
13
12
11
10
9
8
7
6
5
4
3
2
1
-
2007
2008
2009
2010
2011
2012E1
2013E
2014E
2015E
2016E
2017E

1. No production at Lucky Friday in 2012 – Silver Shaft clean-up and mine upgrades (see slide 11).

2012 Guidance

- Silver production estimate approximately 7 mm ounces
- Lucky Friday mine expects to resume production in early 2013
- Total cash cost net of by-products are expected to be approximately between $1.00 to $2.00 per ounce at current metal prices
- $140 mm in capital expenditures
  - Greens Creek ~ $90 mm
  - Lucky Friday ~$50 mm
- $28 mm in exploration
  - Greens Creek ~ $7 mm
  - Lucky Friday/Silver Valley ~ $6 mm
  - San Juan Silver ~ $8.5 mm
  - San Sebastian ~ $3 mm
  - Generative activities ~ $3.5 mm
- $11 mm in pre-development (additional expenditures are expected to be budgeted following progress on studies)
  - San Juan Silver ~ $6 mm
  - Star ~ $3 mm
  - San Sebastian ~ $2 mm

Summary

Growth consistent with peers

High quality mines with longevity

Operations located in a stable political environment (U.S.)

6th consecutive year of reserves and resources growth

New common stock dividend

"GO TO"
SILVER PRODUCER





Appendix

Hecla MINING COMPANY

Rich History & Long Term Strategy

Over the past 10+ years Hecla's strategy to build a solid asset base by acquiring district-sized land packages has now set the stage for a prosperous future

- **Consolidation of large land packages via acquisitions in Alaska, Idaho, Colorado, and Mexico**
  - 1984 - Merger with Day Mines consolidating the Silver Valley
  - 2000 - San Sebastian
  - 2008 - 100% interest in Greens Creek silver mine
  - 2008 - Independence Lead Mines
  - 2008 - San Juan Silver Joint Venture
  - 2011 - Acquired 100% interest in defined mineralization of the San Juan Silver property
- **Expanding mine life at Greens Creek and Lucky Friday by significantly increasing reserves and resources**
- **Enhanced exploration efforts on large land packages in the U.S. and Mexico**
- **Increased knowledge of ore bodies with compilation of historic and current data on major ore bodies in 3D modeling in the Silver Valley, Idaho and Creede, Colorado**
- **Settlement of long-standing Coeur d'Alene Basin environmental litigation in 2011**

Value Proposition

Price/Net Asset Value


2.0x
1.8x
1.6x
1.4x
1.2x
1.0x
0.8x
0.6x
0.4x
0.2x
0.0x
Pan American
Hecla
Silvercorp
Coeur
First Majestic
Fortuna
Endeavour

Source – Average Analyst Valuations as of February 22, 2012
* Stock prices as of February 17, 2012

Value Proposition


Nine Months 2011 - Price / Cash Flow
Nine months 2011 Cash Flow - US$ MM
$350
$300
$250
$200
$150
$100
$50
$0
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
Market Cap - US$ Billions
Coeur
Pan American
Hecla
Hecla Valuation at Average P/CF H1/2011A Multiple*
First Majestic
Silvercorp
Endeavour Silver
Fortuna

* Weighted Average P/CF nine months 2011A multiple of companies shown in chart – 12.13x, with the exception of Hecla. Stock prices as of February 22, 2012.

Silver Demand


Silver Demand
900
800
700
600
500
400
300
200
100
0
MM oz
Coins & Medals
Jewelry & Silverware
Photography
Industrial Demand
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
1990 – 2010 Increase
197%
15%
-67%
78%

Source - GFMS

Silver Demand

Increasing Share of Industrial Demand

- Industrial demand increased from 274 mm oz in 1990 to 487 mm oz in 2010, an increase of 78%, and an annualized increase of 3.5%


5%
26%
38%
Industrial
31%
1990
17%
10%
46%
Industrial
20%
7%
2010
Industrial
Investment
Jewelry & Silverware
Photography
Coins & Medals

Source - GFMS



Silver Demand

Uses of Silver in 2010



Cell Phones: ~1.6 bn units (250 mg/handset) consumed 13 mm oz of silver



PC's & Laptops: ~ 690 mm units (1g/unit) used 22 mm oz of silver



Automobiles: ~ 72 mm vehicles (10-30g/vehicle) consumed 36 mm oz of silver



Solar Panels: 40 mm oz of silver consumed in 2010; demand is expected to double by 2015



Batteries: consumed ~ 5 mm oz of silver (1g/unit of silver)



Water Filters: silver prevents bacteria and algae from building up in filters

New technologies and innovations have the potential for creating new sources of silver demand such as RFID's

Source – GFMS, The Silver Institute

Exploration Delivering Value

189% Increase of Silver Reserves from 2006-2011[1]


281
248
206
192
132
118
51
51
132
139
142
148
2006
2007
2008
2009
2010
2011
Resources (mm oz)
Reserves (mm oz)

New underground drilling capacity will create more resource growth opportunities

1. Reserves & Resources as of December 31, 2011

Organic Growth - Exploration Upside

Increasing Exploration Expenditures

	Greens Creek, AK	Lucky Friday/ Silver Valley, ID	San Juan Silver, CO	San Sebastian, MX
2012 Activities	Surface & U/G drilling, geochem, geophysics	Surface & U/G drilling, geochem	Surface & U/G drilling, geochem	Surface drilling & geochem
Targets	-200 South -5250 South -Gallagher -NWW -West Bruin -Cub #4 -NE Contact	-Noonday -North Star -Star Morning -Moffitt -Tamarack -North	-Equity -Amethyst	-Andrea vein -Antonella -LaRoca -Cerro Santiago -Middle Vein -Espevanza Vein
Strategic Focus	-R&R definition -Identifying new ore zones/targets	-R&R definition -Identifying new targets	-Resource expansion -Resource definition -Defining new targets	-Resource expansion -Identifying new targets
Budget	$7mm	$6 mm	$9 mm	$3 mm

Greens Creek (Alaska) - 2011 Overview

	2011
Probable Reserves (mm oz)	98.4
Silver Resources (mm oz)	55.2
Cash Costs (net of by-products)	$ (1.29)/oz[1]
Silver Grade (oz/t)	11.5
Tons Milled	772,069
Ag Produced (oz)	6,498,337
Au Produced (oz)	56,818
Lead Produced (t)	21,055
Zinc Produced (t)	66,050
Mining & Milling Cost per Ton	$80.00

1. Total cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Lucky Friday (Idaho) - 2011 Overview

	2011
Proven Reserves (mm oz)	29.6
Probable Reserves (mm oz)	19.7
Silver Resources (mm oz)	161.3
Cash Costs (net of by-products)	$ 6.47/oz[1]
Silver Grade (oz/t)	10.7
Tons Milled	298,672
Ag Produced (oz)	2,985,339
Lead Produced (t)	18,095
Zinc Produced (t)	7,305
Mining & Milling Cost per Ton	$77.72

1. Total cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement. A reconciliation of total cash costs to cost of sales and other direct production costs and depreciation, depletion and amortization (GAAP) can be found in the Appendix.

Lucky Friday - #4 Shaft

#4 Shaft Project

- Upon restart of #4 Shaft construction, work is expected to focus on shaft sinking & station development activities
- Total project is 45% complete and 80% of major procurements have been ordered or installed
- Capital expenditures for 2011 were $42 mm for a total of approximately $90 mm invested to date
- Total project capital is expected to be approximately $200 mm

Hoist Room	Shaft	Sheave Deck
		

Lucky Friday & Silver Valley - Exploration


Large regional land package with interesting targets:
• Noonday
• Star
• You Like – 30 Vein
• >320 M oz Ag produced
N
Hercules
HERCULES BELT
Rex
Tamarack-Custer
Sherman
Success
Tiger-Poorman
Marsh
Hecla
HECLA BELT
SNOWSTORM BELT
STAR-GOLD HUNTER BELT
National
Pilot
Star-Morning
Gold Hunter / Lucky Friday Expansion
LUCKY FRIDAY-GOLCONDA BELT
Butte-CDA
Vindicator
Silver Mountain
Lucky Friday
Hecla Interests
Hecla MINING COMPANY
0 1000' 2000'

Lucky Friday & Silver Valley - Exploration

Intersected 30 Vein and Intermediate Veins in a Block of the Silver Fault


DDH Pierce Point
Mined Out Area
0
250
500'
Silver Fault Zone
2010 Resource Boundary
4050 Lv.
4900 Lv.
5900 Lv.
8000 Lv.
Drill intersections in Silver Fault Zone
Definition Drill Programs
2011 Resource Boundary

San Juan Silver (Colorado) - Exploration

Amethyst Vein in Plane of Equity Structure


12,000
11,000
10,000
9,000
8,000
7,000
Drill Site
WE-1031
West Amethyst Fault
East Amethyst Fault
Midwest Fault
Mineralized
Zone
7.0 ft
0.18 opt Au,
13 opt Ag
2.0 ft
0.445 opt Au,
0.32 opt Ag
2.0 ft
Amethyst East Strand
0.03 opt Au,
0.42 opt Ag
0
1000
2000 Ft.
Rat Creek Tuff
Campbell Mtn. Tuff
Bachelor Age Sediments
Bristol Head Andesite
Undifferentiated Intrusive

San Sebastian (Mexico) - Exploration


Long Section
NW
SE

HUGH ZONE RESOURCE
- 1.3 mm tonnes
- 9.3 mm oz Ag
- 14 thousand oz Au
- 71 mm lbs Pb
- 53 mm lbs Cu
- 109 mm lbs Zn
- 21 mm oz AgEq

- Commodity Prices Used
  - Gold - $573 per oz, Silver - $10.73 per oz, Copper - $2.13 per Lb, Lead - $0.57 per Lb, Zinc - $1.05 per Lb



Coeur d'Alene Basin Litigation

- Court approved consent decree for the Coeur d'Alene River Basin environmental litigation on September 8, 2011
- Settled Hecla Limited's historic environmental liability in the Basin and the remaining obligations in the Box
- Hecla expects to pay $159 mm, net of expected related income tax benefits of $105 million, over a three-year period

Basin Settlement Payment Schedule				
	Payments	Tax Benefit	Existing Warrants	Net
2011	$168[1] mm	$(67) mm		$101 mm
2012	$25 mm	$(10) mm		$15 mm
2013	$15 mm	$(6) mm		$9 mm
2014	$56 mm[2]	$(22) mm	$56 mm	$(22) mm
Total	**$264 mm**	**$(105) mm**	**$56 mm**	**$103 mm**

1. Payment made on October 11, 2011
2. Proceeds from the exercise of any outstanding Series 1 and Series 3 warrants (which have an exercise price between $2.45 and $2.50 per share) will be payable as quarterly payments, with the remaining balance, if any, due in August 2014. Approximate total value of $56 mm.

Historical Milestones

Over a Century of Silver Mining Experience

1891	▪ Hecla Mining Company is incorporated & mining commences at the Star
1958	▪ Becomes the largest shareholder in the Lucky Friday Silver-Lead Mines Company
1964	▪ Merger between Hecla and Lucky Friday Silver-Lead Mines is completed ▪ Hecla is listed on the New York Stock Exchange
1979	▪ Best performer on the New York Stock Exchange
1984	▪ Merger with Day Mines consolidating the Silver Valley
1987	▪ Acquisition of 30% of Greens Creek silver-gold-zinc-lead mine on Admiralty Island
2000	▪ San Sebastian acquisition
2006	▪ Increases silver reserves & resources by 25%
2008	▪ Completes transaction to acquire remaining interest in Greens Creek silver mine ▪ Acquisition of Independence Lead Mines & San Juan Silver Joint Venture
2009	▪ Initiated construction of the #4 Shaft at Lucky Friday ▪ Greens Creek produced to date 200 mm ounces of silver and 1 mm ounces of gold
2010	▪ Reports highest annual revenue ($418.8 mm) and operating cash flow ($197.8 mm)
2011	▪ Highest level of silver reserves & resources with 147 mm ounces and 280 mm ounces, respectively ▪ New silver-linked dividend policy ▪ Finalized historic Coeur d'Alene Basin environmental settlement

2011 - Revenue by Metal

Consolidated


20%
13%
54%
13%
Silver Gold Lead Zinc

Greens Creek


25%
9%
48%
18%

Based on Realized Prices Full Year 2011:

Silver	$	35.30/oz
Gold	$	1,592/oz
Zinc	$	1.05/lb
Lead	$	1.00/lb

Lucky Friday


7%
24%
69%

Reserves & Resources Update (on Dec. 31, 2011)

Mine	Tons	Silver (Oz/ton)	Gold (Oz/ton)	Lead (%)	Zinc (%)	Silver (Ounces)	Gold (Ounces)	Lead (Tons)	Zinc (Tons)
Proven and Probable Reserves									
Proven Ore Reserves									
Lucky Friday Unit, USA	2,345,500	12.6	-	7.8	3.0	29,573,900	-	183,100	70,160
Subtotal Proven Reserves	**2,345,500**	**12.6**		**7.8**	**3.0**	**29,573,900**	-	**183,100**	**70,160**
Probable Reserves									
Lucky Friday Unit, USA	1,345,300	14.7	-	9.3	3.2	19,746,200	-	124,720	42,890
Greens Creek, USA	7,991,000	12.3	0.093	3.5	9.2	98,383,300	742,400	281,620	733,140
Subtotal Probable	**9,336,300**	**12.7**	**0.080**	**4.4**	**8.3**	**118,129,500**	**742,400**	**406,340**	**776,030**
Mineralized Material									
Lucky Friday Unit, USA [1]	18,857,800	6.3	-	4.2	2.0	118,773,700	-	783,650	369,960
Greens Creek, USA [2]	445,900	5.8	0.109	3.0	7.0	2,582,400	48,500	13,430	31,170
San Juan Silver - Creede [3]	515,500	14.8	-	2.1	1.1	7,619,600	-	10,760	5,820
Star Complex [4]	986,200	3.2	-	6.8	7.7	3,146,400	-	66,730	75,620
Total Mineralized Material						**132,122,100**	**48,500**	**874,570**	**482,570**
Other Resources									
Lucky Friday Unit, USA [5]	4,396,900	9.7	-	6.4	2.0	42,531,600	-	279,770	87,300
Greens Creek, USA [6]	4,416,700	11.9	0.093	2.3	5.7	52,581,500	412,700	101,570	253,380
San Sebastian Hugh [7]	1,142,500	8.0	0.010	2.9	4.4	9,186,200	14,300	33,020	49,930
San Sebastian Andrea [8]	2,151,300	3.1	0.057	-	-	6,654,000	122,200	-	-
San Juan Silver - Creede [9]	2,577,300	11.4	-	1.6	1.4	29,446,100	-	40,990	34,980
Star Complex [10]	2,379,100	3.5	-	5.9	6.0	8,213,800	-	139,590	142,650
Total Other Resources						**148,613,200**	**549,100**	**594,940**	**568,240**

Totals may not match due to rounding for significant figures

(1) Measured and indicated resources from Gold Hunter and Lucky Friday vein systems, diluted and factored for expected mining recovery.

(2) Indicated resources, Gallagher ore body, factored for dilution and mining recovery.
(3) Indicated resources diluted and factored to minimum mining width mechanized 6.0 feet -A vein only -100% Hecla
(4) Indicated resources diluted and factored to minimum mining width for conventional mining.
(5) Inferred resources from Gold Hunter and Lucky Friday vein systems, diluted and factored for expected mining recovery.
(6) Inferred resources, East, West, SW, Gallagher, NWW, '9A', and 200S ore bodies, factored for dilution and mining recovery.
(7) Inferred resources, Hugh zone (Deep Francine) - diluted and factored to minimum mining width (also contains 23,540 tons copper).
(8) Inferred resources diluted and factored to minimum mining width - 2 meter.
(9) Inferred resources, diluted and factored to minimum mining width. San Juan JV (Creede, CO) - 100% Hecla in 2011.
(10) Inferred resources diluted and factored to minimum mining width for conventional mining.

Total Cash Cost GAAP Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)

(dollars and ounces in thousands, except per ounce - unaudited)

	Q4/11	2011	2010	2009	2008	2007	2006
Total cash costs[1]	$ 5,677	$ 10,934	$ (15,435)	$ 20,958	$ 36,621	$ (15,873)	$ 1,329
Divided by silver ounces produced	2,490	9,483	10,566	10,989	8,709	5,643	5,510
Total cash cost per ounce produced	$ 2.28	$ 1.15	$ (1.46)	$ 1.91	$ 4.20	$ (2.81)	$ 0.24
Reconciliation to GAAP:							
Total cash costs	$ 5,677	$ 10,934	$ (15,435)	$ 20,958	$ 36,621	$ (15,873)	$ 1,329
Depreciation, depletion and amortization	$ 12,501	$ 47,066	$ 60,011	$ 62,837	$ 35,207	$ 12,323	$ 11,757
Treatment costs	$ (22,758)	$ (99,019)	$ (92,144)	$ (80,830)	$ (70,776)	$ (27,617)	$ (33,523)
By-products credits	$ 53,530	$ 254,372	$ 267,272	$ 206,608	$ 164,963	$ 112,079	$ 86,216
Change in product inventory	$ 836	$ (4,805)	$ 3,660	$ 310	$ 20,254	$ (1,261)	$ 1,278
Suspension-related costs[2]	$ 2,495	$ 4,135	$ -	$ -	$ -	$ -	$ -
Reclamation, severance and other costs	$ 760	$ (44)	$ 630	$ 1,596	$ 537	$ 203	$ 190
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	**$ 53,041**	**$ 212,639**	**$ 223,994**	**$ 211,479**	**$ 186,806**	**$ 79,854**	**$ 67,247**

1. Cash cost per ounce of silver represents non-U.S. Generally Accepted Accounting Principles (GAAP) measurements that the Company believes provide management and investors an indication of net cash flow. Management also uses this measurement for the comparative monitoring of performance of mining operations period-to-period from a cash flow perspective. "Total cash cost per ounce" is a measure developed by gold companies in an effort to provide a comparable standard; however, there can be no assurance that our reporting of this non-GAAP measure is similar to that reported by other mining companies. Cost of sales and other direct production costs and depreciation, depletion and amortization, was the most comparable financial measures calculated in accordance with GAAP to total cash costs.
2. Various accidents and other events resulted in temporary suspensions of production at the Lucky Friday unit during 2011. See the Lucky Friday Segment section for more further discussion of these events. Care-and-maintenance, mine rehabilitation, investigation, and other costs incurred during the suspension periods not related to production have been excluded from total cash costs and the calculation of total cash cost per ounce produced.

Total Cash Cost GAAP Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)
(dollars and ounces in thousands, except per ounce - unaudited)

	Q4/11	Q4/10	Full Year 2011
Total cash costs[1]	$ 5,677	$ (377)	$ 10,934
Divided by silver ounces produced	2,490	2,741	9,483
Total cash cost per ounce produced	**$ 2.28**	**$ (0.14)**	**$ 1.15**
Reconciliation to GAAP			
Total cash costs	$ 5,677	$ (377)	$ 10,934
Depreciation, depletion and amortization	12,501	13,956	47,066
Treatment and freight costs	(22,758)	(23,733)	(99,019)
By-product credits	53,530	67,375	254,372
Change in product inventory	836	2,303	(4,805)
Suspension-related costs[(2)]	2,495	-	4,135
Reclamation and other costs	760	243	(44)
Cost of sales and other direct production costs and depreciation, depletion and amortization	**$ 53,041**	**$ 59,767**	**$ 212,639**

1. Cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement that the Company believes provides management and investors an indication of net cash flow. Management also uses this measurement for the comparative monitoring of performance of mining operations period-to-period from a cash flow perspective. "Total cash cost per ounce" is a measure developed by silver companies in an effort to provide a comparable standard; however, there can be no assurance that our reporting of this non-GAAP measure is similar to that reported by other mining companies. Cost of sales and other direct production costs and depreciation, depletion and amortization, was the most comparable financial measures calculated in accordance with GAAP to total cash costs.
2. Various accidents and other events resulted in temporary suspensions of production at the Lucky Friday unit during 2011. See the Lucky Friday Segment section for more further discussion of these events. Care-and-maintenance, mine rehabilitation, investigation, and other costs incurred during the suspension periods not related to production have been excluded from total cash costs and the calculation of total cash cost per ounce produced.

Total Cash Cost GAAP Reconciliation

Reconciliation of Cash Costs per Ounce to Generally Accepted Accounting Principles (GAAP)
(dollars and ounces in thousands, except per ounce - unaudited)

	Greens Creek		Lucky Friday	
	Year ended December 31			
	2011		2011	
Total cash costs[1]	$	(8,387)	$	19,321
Divided by silver ounces produced	$	6,498	$	2,985
Total cash cost per ounce produced	$	(1.29)	$	6.47
Reconciliation to GAAP:				
Total cash costs	$	(8,387)	$	19,321
Depreciation, depletion and amortization	$	41,013	$	6,053
Treatment costs	$	(79,134)	$	(19,885)
By- products credits	$	205,961	$	48,411
Change in product inventory	$	(4,966)	$	161
Suspension-related costs[2]	$	-	$	4,135
Reclamation, severance and other costs	$	(81)	$	37
Costs of sales and other direct production costs and depreciation, depletion and amortization (GAAP)	**$**	**154,406**	**$**	**58,233**

1. Cash cost per ounce of silver represents a non-U.S. Generally Accepted Accounting Principles (GAAP) measurement that the Company believes provides management and investors an indication of net cash flow. Management also uses this measurement for the comparative monitoring of performance of mining operations period-to-period from a cash flow perspective. "Total cash cost per ounce" is a measure developed by silver companies in an effort to provide a comparable standard; however, there can be no assurance that our reporting of this non-GAAP measure is similar to that reported by other mining companies. Cost of sales and other direct production costs and depreciation, depletion and amortization, was the most comparable financial measures calculated in accordance with GAAP to total cash costs.
2. Various accidents and other events resulted in temporary suspensions of production at the Lucky Friday unit during 2011. Care-and-maintenance, mine rehabilitation, investigation, and other costs incurred during the suspension periods not related to production have been excluded from total cash costs and the calculation of total cash cost per ounce produced.